SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                          FORM 8-KA

                       CURRENT REPORT

 Pursuant to Section 13 or 15 (d) of the Securities Exchange
                         Act of 1934

  (Date of Report (Date of Earliest event reported) January
                          27, 1997

                        REALCO, INC.
   (Exact name of registrant as specified in its charter)


 New Mexico                0-27552            85-0316176
(State of other          (Commission       (IRS Employer
jurisdiction of          File Number)    Identification No.)
incorporation)



            1650 University Blvd., N.M. Suite 100
               Albuquerque, New Mexico   87102
          (Address of principal executive offices)


      Registrant's telephone number including area code
                         505-242-4561




Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired

          Mull Realty Company, Inc.

                                                            Page

Independent Auditors' Report                                F-1

Balance Sheet, December 31, 1996                            F-2

Statement of Operations and Retained Earnings, Year
ended  December 31, 1996                                    F-3

Statement of Cash Flows, Year ended
December 31, 1996                                           F-4

Notes to Financial Statements                     F-5    -  F-7


       (b) Pro-Forma Financial Information. The following unaudited pro forma information has been included as required by the rules of the Securities and Exchange Commission and is provided for comparative purposes only. The unaudited pro-forma information presented is based upon and should be read in conjunction with the respective historical financial statements and related notes thereto of each of the Registrant and Mull Realty Company, Inc. The pro-forma information presented does not purport to represent the actual results which would have occurred if the acquisition of Mull Realty Company, Inc. had been consummated on the dates before the periods indicated, nor is it indicative of the operating results in any future period.

Introduction                                                P-1

Pro-Forma Condensed Consolidated Balance Sheet - Unaudited,
September 30, 1996                                          P-2

Pro-Forma Condensed Consolidated Statements of
Operations - Unaudited , Year  Ended
September 30, 1996                                          P-3

Notes to Pro-Forma Condensed Consolidated Financial
Statements - Unaudited                                      P-4


SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

Realco, Inc.                           /s/James A. Arias
                                      -----------------------
                                      James A. Arias, President



                      FINANCIAL STATEMENTS AND
                       REPORT OF INDEPENDENT
                     CERTIFIED PUBLIC ACCOUNTS

                     MULL REALTY COMPANY, INC.
                         December 31, 1996


       Report of Independent Certified Public Accountants


Board of Directors
Mull Realty Company, Inc.

We have audited the accompanying balance sheet of Mull Realty Company, Inc., as of December 31, 1996, and the related statements of operations and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mull Realty Company, Inc., as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                                     GRANT THORNTON LLP

Oklahoma City, Oklahoma
January 16, 1997



                   MULL REALTY COMPANY, INC.

                          BALANCE SHEET

                        December 31, 1996


                     ASSETS

CURRENT ASSETS
 Cash and cash equivalents (note A3)                     $205,912
 Accounts receivable (note A4)                             23,895
 Income taxes receivable (notes A5 and B)                  63,509
 Deferred income taxes (notes A5 and B)                    25,866
 Restricted cash (note A3)                                  2,010
                                                         --------
 Total current assets                                     321,192

PROPERTY AND EQUIPMENT - AT COST (note A6)
 Office equipment and furniture                 $227,158
 Leasehold improvements                          144,850
                                               ---------
                                                 372,008
   Less accumulated depreciation                 327,955   44,053
                                               ---------

OTHER ASSETS
 Deferred income taxes (notes A5 and B)           11,819
 Deposits                                          5,360
 Notes receivable                                  1,367
 Other                                               126   18,672
                                                 -------  -------

                                                         $383,917
                                                         ========

       LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable and accrued liabilities               $  80,793
 Escrow funds and deposits held for others (note A3)        2,670
                                                        ---------

         Total current liabilities                         83,463

COMMITMENTS (note C)                                          -

STOCKHOLDERS' EQUITY
 Common stock - $1 par value; authorized,
    1,000,000 shares;
   issued and outstanding, 5,000 shares       $    5,000
 Additional paid-in capital                       31,667
 Retained earnings                               263,787  300,454
                                                --------  -------

                                                         $383,917
                                                         ========
 The accompanying notes are an integral part of this statement.




                    MULL REALTY COMPANY, INC.
          STATEMENT OF OPERATIONS AND RETAINED EARNINGS

                  Year ended December 31, 1996


Brokerage commissions and fees                         $6,225,122

Cost of brokerage revenues                              4,278,584
                                                       ----------

         Gross profit                                   1,946,538

Selling, general, and administrative expenses           2,032,701
                                                       ----------

         Operating loss                                  (86,163)

Interest income                                            14,592
                                                       ----------

         Loss before income taxes                        (71,571)

Provision for income taxes
 Current benefit                          $    (59,459)
 Deferred expense                                22,907  (36,552)
                                             ----------  --------

         NET LOSS                                        (35,019)

Retained earnings at beginning of year                    298,806
                                                         --------

Retained earnings at end of year                       $  263,787
                                                       ==========
 The accompanying notes are an integral part of this statement.




                    MULL REALTY COMPANY, INC.

                     STATEMENT OF CASH FLOWS

                   Year ended December 31, 1996


Increase (Decrease) in Cash and Cash Equivalents

Cash flows from operating activities
 Net loss                                               $ (35,019)
 Adjustments to reconcile net loss to net cash used in
    operating activities
   Depreciation and amortization                           33,773
   Changes in operating assets and liabilities
     Increase in restricted cash                            (455)
     Decrease in accounts receivable                       24,317
     Increase in income taxes receivable                 (31,537)
     Increase in deposits                                    (41)
     Decrease in accounts payable and accrued liabilities(93,158) Increase in escrow funds and deposits held for others 1,115
     Decrease in deferred tax asset                        22,907
                                                       ----------
     Net cash used in operating activities               (78,098)

Cash flows from investing activities
 Purchases of property and equipment                      (6,168)
 Receipts on notes receivable                                 589
                                                       ----------

         Net cash used in investing activities            (5,579)
                                                       ----------

         NET DECREASE IN CASH AND CASH EQUIVALENTS       (83,677)

Cash and cash equivalents at beginning of year            289,589
                                                       ----------

Cash and cash equivalents at end of year                 $205,912
                                                       ==========

Cash received during the year for income taxes          $  28,000
                                                        ==========
 The accompanying notes are an integral part of this statement.




                    MULL REALTY COMPANY, INC.

                  NOTES TO FINANCIAL STATEMENTS

                        December 31, 1996


NOTE A - NATURE OF OPERATIONS AND SUMMARY OF ACCOUNTING POLICIES

 Mull Realty Company, Inc. (the "Company") was organized February 3, 1981 and does business as The Prudential Mull-Smith Realtors. The Company engages in residential and commercial real estate brokerage sales in the greater Phoenix, Arizona area through a franchise from Prudential Real Estate Affiliates, Inc.

 A  summary  of  the significant accounting policies consistently
 applied   in  the  preparation  of  the  accompanying  financial
 statements follows.

 1.  Basis of Presentation

 The  Company maintains its books on the income tax (cash)  basis
 but   prepares  its  financial  statements  in  accordance  with generally accepted accounting principles.

 2. Revenue Recognition

 Brokerage   commissions  and  fees  earned  from   real   estate
 brokerage services are recognized at the time of closing the underlying real estate contracts.

 3.  Cash and Cash Equivalents

 The   Company  considers  money  market  accounts  to  be   cash
 equivalents.    The  Company  maintains  its   cash   and   cash
 equivalents in bank deposit accounts which may exceed federally insured limits.

 In the ordinary course of operations, the Company collects and holds in escrow funds associated with real estate contract deposits. These balances are reflected as restricted cash with a corresponding liability.

 4.  Accounts Receivable

 The Company provides allowances on specific accounts when the Company believes that collection of the account is doubtful.
 No allowance was required at December 31, 1996.

 5.  Deferred Income Taxes

 The Company provides for deferred income taxes under the liability method by applying presently enacted tax rates to temporary differences between the financial statement carrying amounts and the tax bases of such assets and liabilities.



                    MULL REALTY COMPANY, INC.

            NOTES TO FINANCIAL STATEMENTS - CONTINUED

                        December 31, 1996


NOTE A - NATURE OF OPERATIONS AND SUMMARY OF ACCOUNTING POLICIES
          - CONTINUED

 6.  Property and Equipment

 Depreciation is provided in amounts sufficient to relate the cost of depreciable assets to operations over their estimated useful lives of five to seven years using straight-line and accelerated methods. Leasehold improvements are depreciated over the lease term or the useful economic life, if shorter.

 7.  Use of Estimates

 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes; accordingly, actual results could differ from those estimates.

NOTE B - INCOME TAXES

 Components of net deferred taxes are as follows at December 31, 1996:

   Assets
     Accrued expenses                                   $  34,741
     Charitable contributions carryover                     3,265
     Property and equipment                                 8,554
                                                        ---------
                                                        $  46,560
                                                        =========
   Liabilities
     Accrued revenues                                  $    8,875
                                                        =========

 The tax benefit for 1996 is greater than expected because of state income taxes and graduated rates.

 No valuation allowance for deferred tax assets was necessary at January 1, 1996 or December 31, 1996.


                    MULL REALTY COMPANY, INC.
            NOTES TO FINANCIAL STATEMENTS - CONTINUED

                        December 31, 1996


NOTE C - COMMITMENTS

 The Company leases office facilities, a vehicle, and certain equipment pursuant to leases accounted for as operating leases, which expire at various dates through August, 2000. Rental expense for the year ended December 31, 1996 was $215,162.

 Future minimum rental payments under noncancelable operating leases are as follows at December 31, 1996:

           Year ending December 31
             1997                              $169,880
             1998                                66,708
             1999                                54,912
             2000                                36,608
                                               --------
                                               $328,108
                                              =========

NOTE D - SUBSEQUENT EVENT

 Subsequent to December 31, 1996, a letter of intent was signed to sell all of the common stock of the Company to Realco, Inc. ("Realco"). Realco is primarily engaged in the real estate industry as a residential and commercial construction contractor and real estate broker in the Albuquerque, New Mexico area.


                 Unaudited Pro-Forma Consolidated
      Financial Information  Realco, Inc. and  Subsidiaries
                               and
                    Mull Realty Company, Inc.

The following unaudited pro-forma consolidated balance sheet as of September 30, 1996 and the pro-forma statements of operations for the year ended September 30, 1996, give effect to the acquisition of all of the outstanding capital stock of Mull Realty Company, Inc. ("Mull") by Realco, Inc. ("Realco").

The acquisition of Mull has been accounted for as a purchase under generally accepted accounting principles. Cost in excess of the net assets acquired was approximately $892,097.

The pro-forma consolidated financial statements do not purport to be indicative of the results that would actually have been obtained if the combination had been in effect on the dates indicated, or that may be obtained in the future. The pro-forma calculations presented are for comparative purposes only. The pro-forma statements are based upon the financial statements of the Realco and Mull and should be read in conjunction with those financial statements and related notes.

The pro-forma condensed consolidated statements of operations for
the  year  ended  September  30,  1996,  include  the   condensed
statement of operations of Mull for the year ended December   31,
1996.

[TITLE]                   REALCO, INC. AND SUBSIDIARIES
                          AND MULL REALTY COMPANY, INC.
                 PRO-FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                               SEPTEMBER 30, 1996

                                  HISTORICAL               PRO-FORMA

                              REALCO       MULL      ADJUSTMENTS    COMBINED

                                                                   (Unaudited)
ASSETS
 ASSETS:
  Cash and cash equivalents  $  4,967,439  $ 205,912 (359,144) (1) $  4,814,207
  Inventories                  10,321,533          -                 10,321,533
  Property & equipment, net       795,816     44,053                    839,869
  Other assets                  6,523,132    133,952  892,097  (1)    7,549,181
                               ----------   --------                -----------
                             $ 22,607,920  $ 383,917               $ 23,524,790
                               ----------   --------                -----------

LIABILITIES & STOCKHOLDERS' EQUITY
 LIABILITIES:
  Accounts payable & accrued
     liabilities             $  1,784,917  $  80,793                $ 1,865,710
  Construction advances &
    notes payable               3,389,012          -                  3,389,012
  9.5% subordinated notes       5,627,240                             5,627,240
  Other liabilities               674,094      2,670 (532,953) (1)    1,209,717
                             ------------   --------                 ----------
                               11,475,263     83,463                 12,091,679
STOCKHOLDERS' EQUITY           11,132,657    300,454                 11,433,111
                             ------------   --------                 ----------
                             $ 22,607,920  $ 383,917                $23,524,790
                             ------------   --------                 ----------

     See accompanying footnotes to unaudited pro-forma financial statements.



[TITLE]                  REALCO, INC. AND SUBSIDIARIES
                          AND MULL REALTY COMPANY INC.
            PRO-FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                       FOR THE YEAR ENDED SEPTEMBER 30, 1996


                                    HISTORICAL                 PRO-FORMA
                               REALCO        MULL       ADJUSTMENTS   COMBINED
                                                              (Unaudited)

REVENUES                     $ 24,256,642  $ 6,239,714              $30,496,356
COSTS AND EXPENSES             24,100,500    6,311,285  59,473 (2)   30,496,356
                               ----------    ---------               ----------
EARNINGS (LOSS) BEFORE            156,142     (71,571)                   25,098
   INCOME TAX EXPENSE
INCOME TAX EXPENSE (BENEFIT)       24,000     (36,552) (23,789)(2)      (36,341)
                               ----------      -------                 --------
 NET EARNINGS  (LOSS)             132,142     (35,019)                   61,439
PREFERRED STOCK DIVIDEND
     REQUIREMENT                  117,846         -                     117,846
                               ----------     --------                 --------
 NET EARNINGS (LOSS) APPLICABLE
     TO COMMON SHARES            $ 14,296   $ (35,019)              $   (56,407)
                               ----------     --------                 --------
EARNINGS (LOSS) PER
     COMMON SHARE                $   0.01                           $     (0.02)
                               ----------                              --------
Weighted average common shares
       outstanding              2,498,005                             2,498,005

     See accompanying footnotes to unaudited pro-forma financial statements.



(1) To reflect the purchase of all of the outstanding and issued common shares of Mull Realty Company, Inc. for $359,144 cash plus $532,953 of debt which was $892,097 in excess of Mull shareholder's equity on the date acquired as of December 31,1996.

(2)  To reflect amortization of goodwill over fifteen (15) years.